                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934.

      Date of Report (date of earliest event reported): August 10, 2000.
                                                        ---------------



                               CATALYTICA, INC.
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            (Exact name of Registrant as specified in its charter)

            Delaware                        000-20966                     94-2262240
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
(State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
        incorporation)                                                 Identification No.)

              430 Ferguson Drive, Mountain View, California 94043
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          (Address of principal executive offices including Zip Code)



                                (650) 960-3000
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             (Registrant's telephone number, including area code)



                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 5.  CHANGES IN CONTROL OF REGISTRANT.

     On August 2, 2000, Catalytica, Inc. ("Catalytica") issued a press release (attached hereto as Exhibit 99.1) announcing it signed an Agreement and Plan of Merger by and among Synotex Company, Inc. ("Synotex"), Synotex Acquisition Corporation ("Acquisition Corp."), a wholly owned subsidiary of Synotex, and Catalytica (attached hereto as Exhibit 2.1), pursuant to which Acquisition Corp. will merge with and into Catalytica and Catalytica will become a wholly owned subsidiary of Synotex. In addition, certain stockholders of Catalytica have entered into a Voting Agreement to vote in favor of the merger and against certain other matters (attached hereto as Exhibit 9.1). The merger is subject to customary closing conditions, including receiving the necessary approval of Catalytica's stockholders and the termination or expiration of a waiting period under the Hart-Scott-Rodino Antitrust Improvements Act.

     The foregoing description of the Agreement and Plan of Merger, Voting Agreement and transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Agreement and Plan of Merger and the Voting Agreement, copies of which are filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number    Description
--------------    --------------------------------------------------------------
  2.1             Agreement and Plan of Merger by and among Synotex Company,
                  Inc. Synotex Acquisition Corporation and Catalytica, Inc.
                  dated August 2, 2000
  9.1             Voting Agreement by and among Synotex Company, Inc.,
                  Catalytica, Inc. and certain stockholders of Catalytica dated
                  August 2, 2000.
 99.1             Press Release, dated August 2, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2000                    CATALYTICA, INC.

                                         By: /s/ Lawrence Briscoe
                                            --------------------------------
                                             Lawrence Briscoe
                                             -------------------------------
                                             Chief Financial Officer
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